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                                                                  EXHIBIT 10.221

                 INSTALLMENT SALE CONTRACT (SECURITY AGREEMENT)

PURCHASER(S):                           SELLER (DEALER):
MEADOW VALLEY CONTRACTORS, INC.         WAGNER EQUIPMENT CO.
4411 S. 40TH ST.                        4000 OSUNA ROAD N.E.
PHOENIX, AZ 85040                       P.O. BOX 25007
                                        ALBUQUERQUE, New Mexico 87125-0007

County: MARICOPA                                                        K-236782
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Subject to the terms and conditions set forth below and on the reverse side hereof, Seller hereby sells the equipment described below (the "Unit" or "Units") to Purchaser, and Purchaser (if more than one, jointly and severally), having been offered both a cash sale price and a time sale price, hereby buys the Units from Seller on a time sale basis.
____________________________________________________________________________________________________________________________________
   NEW         (IF USED)                                                                                            DELIVERED
   OR          FIRST   MODEL       DESCRIPTION OF UNIT(S)                            SERIAL#                        CASH SALE
   USED        USED                                                                                                     PRICE
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
(1)                    612DPG      PEP PEP SCREEN                                     971322                         $110,000.00
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FIRST                             DESCRIPTION OF ADDITIONAL SECURITY
USED                              (MAKE, MODEL & SERIAL NUMBER)
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



____________________________________________________________________________________________________________________________________
FIRST                              DESCRIPTION OF TRADE-IN EQUIPMENT
USED                               (MAKE, MODEL & SERIAL NUMBER)
____________________________________________________________________________________________________________________________________





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
Trade-in Value                                                                                               0.00
Less Owing to                                                                                                0.00
Net Trade-in Allowance                                                                                       0.00
Location of Units:                 4411 SO. 40TH ST.
                                   PHOENIX, AZ 85040, MARICOPA

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
     Sub Total .....................................................................................    $110,000.00
     Sales Tax .....................................................................................    $  4,301.25
1.   Total Cash Sale Price .........................................................................    $114,301.25
     Cash Down Pay                                                        36,000.00
     Net Trade-in Allow                                                        0.00
2.   Total Down Payment ............................................................................    $ 36,000.00
3.   Unpaid Balance of Cash Price (1-2) ............................................................    $ 78,301.25
4.   Official Fees (Specify) .......................................................................    $    250.00
     Document Fee                                                            250.00
     Other Fees                                                                0.00
5.   Physical Damage Insurance .....................................................................    $
6.   Principal Balance
     (Amount Financed) (3+4+5) .....................................................................    $ 78,551.25
7.   FINANCE CHARGE
     (Time Price Differential) .....................................................................    $  8,441.67
8.   Time Balance
     (Total of Payments)(6+7) ......................................................................    $ 86,992.92
9.   Time Sale Balance
     (Total of Payment Price)(2+8) .................................................................    $122,992.92
10.  ANNUAL PERCENTAGE RATE                                                                                    6.75%
11.  Date FINANCE CHARGE begins to accrue 1/29/03
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PURCHASER HEREBY SELLS AND CONVEYS TO SELLER THE ABOVE DESCRIBED TRADE-IN
EQUIPMENT AND WARRANTS IT TO BE FREE AND CLEAR OF ALL CLAIMS, LIENS, SECURITY
INTERESTS AND ENCUMBRANCES EXCEPT TO THE EXTENT SHOWN ABOVE.

1. PAYMENT: Purchaser shall pay to Seller, at or such other location Seller designates in writing, the Time Balance (Item 8 above) as follows [check (a) or
(b)]:

[X] (a) in 35 equal monthly installments of $2,416.47 each, with the first installment due on 2/28/03, and the balance of the installments due on the like day of each month thereafter, (except no payments shall be due during the month(s) of n/a), until the entire indebtedness has been paid; or

[ ] (b) in accordance with the Payment Schedule attached to this Contract.

(Provisions of section 1 continued on reverse)

SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS CONTRACT.

LIABILITY INSURANCE COVERAGE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO OTHERS IS NOT INCLUDED IN THIS CONTRACT.

NOTICE TO PURCHASER: (1) DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CONTAINS ANY BLANK SPACES; (2) YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN; (3) UNDER THE LAW YOU MAY HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE.

PURCHASER ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS CONTRACT EXECUTED BY BOTH PURCHASER AND SELLER.

Purchaser(s) and Seller have duly executed this Contract as of 1/29, 2003

Purchaser(s):                           Seller:
MEADOW VALLEY CONTRACTORS, INC.         WAGNER EQUIPMENT CO.


By /s/ Clint Tryon                       By [ILLEGIBLE]
   ____________________________________     __________________________________

Name (PRINT) Clint Tryon                 Name (Print) [ILLEGIBLE]
             __________________________               ________________________

Title Sec/Treas                           Title Finance Specialist
      _________________________________         ______________________________